EXECUTIVE SUMMARY
Digital Risk, LLC ("Digital Risk") is a third party due diligence provider of mortgage loans.  Digital Risk has performed a review of non-performing and re-performing mortgage loan files for its client, Bayview Asset Management, LLC ("Bayview").  The review included "Servicing Notes," "Servicing Pay String," "Payment Data Validation," and "BPO Reconciliation" Reviews, each described below.
Loan file reviews were performed by Digital Risk in connection with trade MFIVc 2016-RN5 (the "Trade").  The review period of the Trade began on September 28, 2016, and concluded on October 14, 2016.
Summary of Scope:
Servicing Notes Review Scope
Digital Risk conducted a review of servicing notes for the specified loans ("Servicing Notes Review").  The objective of the Servicing Notes Review is to identify potential key risks within servicing comments maintained for non-performing loans.  The review encompassed a minimum of 12 months of servicing note history.
Digital Risk's Servicing Notes Review included:
1.	Receive loan level servicing notes from the servicer.
2.	Review the servicing notes for the following items:
a.	Deceased Borrower
b.	Lien Issues
c.	Litigation
d.	Potential Fraud
e.	Property Damage
f.	Title Issues
3.	Provide summary comments of the issues identified.
Servicing Pay String Review Scope (12 Month)
The servicing pay string review ("Servicing Pay String Review") is an independent validation of counterparty reported pay string information with discrepancies noted.  The review encompassed a minimum of 12 months of payment history as provided by the servicer.
Digital Risk provided a supporting summary report which displayed the review results for each loan and the servicer-provided pay string results.
Delinquencies were reported in 30 day increments ranging from 31 days delinquent through charge-off.
Payment Data Validation Review Scope
The payment data validation review ("Payment Data Validation Review") is performed as a standalone, or as an add-on to a Servicing Pay String Review.  The objective of the Payment Data Validation Review is to validate the counterparty reported payment data against the payment history provided by the Servicer.
The Payment Data Validation Review tested the following:
i.	Current Interest Bearing UPB
ii.	Current interest rate
iii.	Current P&I
BPO Reconciliation Review Scope
The objective of the BPO reconciliation review ("BPO Reconciliation Review") scope is to identify key risk factors within the BPO/valuation document provided for review.  Each BPO provided was verified to have an effective date of no more than 540 days as of 10/1/2016 for RPL loans and no more than 180 days stale as of 10/1/2016 for NPL loans.
A review of the BPO was performed to evaluate the subject's characteristics and general market conditions along with external influences, including but not limited to: the subject's characteristics (property type, condition, amenities, age, GLA, site size, and location), the subject's general market conditions (market value trends, marketing time, REO saturation, and other general market characteristics), and the subject's external influences (pull aerial image of home to check for possible adverse external factors).
The BPO sales and listings were reviewed to confirm that they are reasonable substitutes for the subject property.  The BPO sales and listings were evaluated based on their similarity to the subject's property characteristics, proximity to the subject's location and date of sale.  A comparable search was performed as of the effective date of the BPO to identify available sales from the subject's market.  The comparable search was reviewed to determine if the BPO sales and listings were the best available or if there were alternative sales that were available that were overlooked by the BPO.  The alternative sales and listings were evaluated to determine if the BPO value is reasonably supported or provide support for a lower, reconciled opinion of value.
Summary of Results:
Servicing Notes Review
Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Servicing Notes Review results is provided below.
A total of 181 servicing comment reviews were included within the Trade.  Digital Risk began the review process on September 28, 2016 and completed the review on October 14, 2016.  Upon completion of the review, a report was generated and delivered that disclosed the findings for the servicing comment reviews.
Of the 181 files reviewed, 74 contained no identifiable risk factors based upon the servicing comments provided.  A total of 107 files contained at least one risk factor, with some having multiple risks present within the provided servicing comments.
Review Type	Status	Loan Count
Servicing Notes Review	Complete	181

Risk Factors	Findings
Deceased Borrower	15
Lien Issue	1
Litigation	0
Potential Fraud	0
Property Damage	15
Title Issues	4
Other	100

Total Risk Factors	135

Servicing Pay String Review
Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Servicing Pay String Review results is provided below.
A total of 693 Servicing Pay String Reviews were included within the Trade. Digital Risk began the review process on September 28, 2016, and completed the review on October 14, 2016.  Upon completion of the review, a report was generated and delivered that disclosed the findings for the Servicing Pay String Reviews.
Review Type	Status	Loan Count	Variances
Servicing Pay String Review (12 Month)	Complete	693	195

Payment Data Validation Review
Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Payment Data Validation Review results is provided below.
A total of 902 Payment Data Validation Review were included within the Trade.  Digital Risk began the review process on September 28, 2016, and completed the review on October 14, 2016.  Upon completion of the review, a report was generated and delivered that disclosed the findings for the Payment Data Validation Reviews.
Review Type	Status	Loan Count	Variances
Payment Data Validation Review (Standalone)	Complete	902	0

BPO Reconciliation Review
Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview. A summary of the BPO Reconciliation Review results is provided below.
A total of 875 BPO Reconciliation Reviews were included within the Trade. The review process for the Trade began on September 28, 2016, concluding October 14, 2016. Of the 875 files reviewed, 861 had values that were supported, 4 files were cancelled, and a total of 10 files were found to have value variances above 10%.
Review Type	Status	Loan Count	Variances
BPO Recon	Complete	875	10
BPO Recon	Cancelled	4	N/A